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        EXHIBIT 10.4                                                                      For Office Use Only
- -------------------------------                                                       ---------------------------
 CAPITAL ALLIANCE INCOME TRUST    ORDER FORM                                          ---------------------------

                                                                                         SOCIAL SECURITY NO.
INVESTOR INFORMATION                                                               of investor whose name is printed
Name(s) and addresses will be registered exactly as printed or typed below.              on the adjacent line

NAME(s)        / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / /      / / / /  --  / / /  --  / / / / /
              -------------------------------------------------------------       ------       ----       --------

               / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / /
              -------------------------------------------------------------       or TAX IDENTIFICATION NUMBER

               / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / /      / / / -- / / / / / / / /
              -------------------------------------------------------------       ----     --------------

ADDRESS        / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / /      / /  U.S. Citizen
              -------------------------------------------------------------       --

CITY           / / / / / / / / / / / / / / / / / /       / / /    / / / / / /     / /  U.S. Citizen residing outside the U.S.
              ----------------------------------- State  ---- Zip ----------      --

PHONE NUMBER       / / / /  --  / / / / --  / / / / /                             / /  Residential alien citizen of
                   ------       ------      --------  NY Residents see other      --                                -------------
                                                      side.
                                                                                 / /   Non-Resident alien citizen of

                                                                                       ------------------------------------------
UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED IN THIS SECTION IS TRUE, CORRECT AND THAT I AM NOT SUBJECT
TO BACK-UP WITHHOLDING UNDER THE PROVISIONS OF SECTION 3406(a)(1)(C) OF THE INTERNAL REVENUE  CODE.

X                                Date:                    X                                                      Date:
  ------------------------------       ------------------   ----------------------------------------------------       ------------
====================================================================================================================================
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INVESTMENT: Check only one

     1.  / /  INITIAL PURCHASE  / /  ADDITIONAL PURCHASE               Please make check payable to Golden Gate Bank, Escrow Agent"
                                                                       and send completed order Form and check to:
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     2.  TOTAL PURCHASE PRICE:
         No. of Common Shares            x$10.00/share = $                                 Capital Alliance Income Trust
                              ----------                   ----------------                c/o Golden Gate Bank
                                                           (Minimum $1,000)

     3.  / /  Broker authorized to transfer funds directly from Undersigned's Brokerage    344 Pine Street
              Account.                                                                     San Francisco, CA 94104
====================================================================================================================================
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FORM OF OWNERSHIP: Mark only one box.                                   TAX EXEMPT PLANS: Orders for the following registrations
     / /   Individual                                                   must be signed by the custodian/trustee
                                      / /   Custodian
     / /   Joint Tenants with Right                                      / /   IRA/SEP (Not for use with
           of Survivorship            / /   Estate                             Sierra's Prototype)
     / /   Community Property         / /   Trust                        / /   Qualified Retirement Plan (Keogh)
     / /   Tenants in Common          / /   Corporation                  / /   Pension/Profit Sharing Plan
     / /   Tenants by the Entirety    / /   Custodian under UGMA,        / /   401(K)
     / /   Other                             State of                    / /   Other
                -----------------                                                   ---------------------------
                                            -----------------------
                                            or under UTMA, State of

                                            -----------------------
====================================================================================================================================
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ADDITIONAL MAILING ADDRESS: If you are investing                  OPTIONAL CHECK ADDRESS: If you would like your distribution check
through a Trust Company and want duplicate copies of investor     mailed to an address other than shown above, please complete this
mailings sent to you, please fill in below.                       section.

          / / / / / / / / / / / / / / / / / / / / /                            / / / / / / / / / / / / / / / / / / / / / /
NAME(s)   ----------------------------------------                PAYEE        ------------------------------------------

          / / / / / / / / / / / / / / / / / / / / /                            / / / / / / / / / / / / / / / / / / / / /
          ----------------------------------------                ACCT. NO.    ----------------------------------------

          / / / / / / / / / / / / / / / / / / / / /                            / / / / / / / / / / / / / / / / / / / / /
ADDRESS   ----------------------------------------                ADDRESS      ----------------------------------------

          / / / / / / / / / / / / / / / / / / / / /                            / / / / / / / / / / / / / / / / / / / / /
          ----------------------------------------                             ----------------------------------------

          / / / / / / / / / /      / / /    / / / / / /                         / / / / / / / / / /      / / /    / / / / / /
CITY      ------------------ State ---- Zip ----------            CITY          ------------------ State ---- Zip ----------
====================================================================================================================================
/ /   DIVIDEND PAYMENT OPTION:  Check this box if dividends are to be paid in cash. Otherwise, Dividends will be reinvested automatically in additional Shares pursuant to the Dividend Reinvestment Plan.
====================================================================================================================================
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BROKER/DEALER INFORMATION:  The Registered Representative must sign below to complete order.

                                           / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / /
Broker/Dealer Firm                         ----------------------------------------------------------------------------------------

                                           / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / /
Registered Representative                  ----------------------------------------------------------------------------------------

                                           / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / / /
Representative Address                     ----------------------------------------------------------------------------------------

                                           / / / / / / / / / / / / / / / / / / / / / / / / / / / /          / / /        / / / / / /
City                                       -------------------------------------------------------   State  ----   Zip   ----------

                                           / / / /  --  / / / /  --  / / / / /         X
Phone Number                               ------       ------       --------          --------------------------------------------
                                                                                                 Representative's Signature
                                                                                       (Order cannot be accepted without signature).
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